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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 26, 2003

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                    19006
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 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
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Item 5. Other Events.

            The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                 Item
-------             ----

99.1* Press release dated March 26, 2003 announcing increase in stock repurchase plan.



* Filed electronically herewith.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TOLL BROTHERS, INC.

Dated: March 26, 2003                              By: /s/ Joseph R. Sicree
                                                   -------------------------
                                                    Joseph R. Sicree
                                                    Vice President, Chief
                                                    Accounting Officer